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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) November 6, 2000

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                               THE OXBOW FUND, LLC
             (Exact name of registrant as specified in its charter)

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        New Jersey                    000-29945                   22-3679009
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

223 Wanaque Avenue,
Pompton Lakes, New Jersey                                                  07442
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (973) 831-8020


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Item 4. Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Accountants.

          (i) On October 23, Moss-Adams LLP ("Former Accountant") resigned as The Oxbow Fund, LLC's (the "Registrant") independent, public accountant.

          (ii) No reports of the Former Accountant on the financial statements of the Registrant contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) Not applicable.

          (iv) In connection with the only previous audit and interim reviews performed by the Former Accountant, there have been no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on the financial statements for the


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     periods covered by the audit reviews.

          (v) The Registrant requested that the former Accountant furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. The Former Accountant responded in a letter, which the Registrant received on November 6, 2000, a copy of which is filed as an Exhibit to this Form 8-K. The letter from the Former Accountant states that it did not perform reviews of interim financial information of the Registrant. This is incorrect. It is the understanding of management of Registrant that the Former Accountant reviewed the financial statements in the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended June 30, 2000 ("First Quarter 10-Q"), prior to the quarterly report being filed. In light of these circumstances, Registrant has requested its new independent accountant to review the financial statements in the First Quarter 10-Q.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE OXBOW FUND, LLC


Date:  November 7, 2000              By:    /s/ Daniel D. Dyer
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                                     Name:  Daniel D. Dyer
                                     Title: Chairman and Chief Executive Officer



Exhibits.

Letter from Former Accountant to Registrant dated November 2, 2000.



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